Exhibit 32.2

                     CERTIFICATION OF DISCLOSURE PURSUANT TO
                                         18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Medina International Holdings, Inc. (the "Company") on Form 10-K for the year ended April 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Madhava Rao Mankal, Chief Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 13, 2013


/s/Madhave Rao Mankal
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Madhava Rao Mankal, (Chief Financial Officer & Principal Accounting Officer)


This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.